UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report: May 19, 2023

VIRCO MFG. CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-8777	95-1613718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2027 Harpers Way
Torrance	California	90501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (310) 533-0474

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VIRC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement.

On May 19, 2023, Virco Mfg. Corporation (the “Company”) and Virco Inc., a wholly owned subsidiary of the Company (together with the Company, the “Borrowers”), entered into Amendment No. 3 to Amended and Restated Revolving Credit and Security Agreement (“Amendment No. 3”) with PNC Bank, National Association, as administrative agent and lender (“PNC”), with an effective date of May 5, 2023. Amendment No. 3 amended the Amended and Restated Revolving Credit and Security Agreement, dated September 28, 2021 (the “Credit Agreement”), by and among PNC and the Borrowers and the secured revolving line of credit provided to the Borrowers under the Credit Agreement (the “Revolving Credit Facility”) to reflect the following material changes:

i.Maximum size of the Revolving Credit Facility has been increased to $72,500,000 during the months of June through August of 2023, to provide additional availability for the Company's forecast through the 2023 peak borrowing period;

ii.Increase in the total inventory sublimit under the Credit Agreement to $35,000,000 and increase in the ATS inventory sublimit to $15,000,000 during the months of May through August of 2023;
iii.The Company will pay an amendment fee of $50,000, which is 0.67% on the incremental line increase of $7,500,000, and

iv.Increase in the Applicable Margin (as defined in the Credit Agreement) of 25 basis points.

The foregoing description of Amendment No. 3 is qualified in its entirety by the full text of Amendment No. 3, a copy of which is filed as an exhibit to this report and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is hereby incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 10.4	Amendment No. 3 to Amended and Restated Revolving Credit and Security Agreement, effective as of May 5, 2023, by and among Virco Mfg. Corporation and Virco, Inc., as borrowers, and PNC Bank, National Association, as lender and administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION (Registrant)

Date: May 19, 2023	/s/ Robert A. Virtue
(Signature)
	Name:	Robert A. Virtue
	Title:	Chief Executive Officer